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     FIRST AMENDMENT TO NON-COMPETITION AND MARKETING ASSISTANCE AGREEMENT


     THIS FIRST AMENDMENT TO NON-COMPETITION AND MARKETING ASSISTANCE AGREEMENT, dated as of August 4, 1997, is by and among Good Samaritan Supply Services, Inc., a South Dakota corporation (the "Company"), The Evangelical Lutheran Good Samaritan Foundation, a Minnesota non-profit corporation (the "Foundation"), The Evangelical Lutheran Good Samaritan Society, a North Dakota non-profit corporation (the "Society"), and American Medserve Corporation, a Delaware corporation ("AMC").

     WHEREAS, the Company, the Foundation, the Society and AMC have entered into a Non-Competition and Marketing Assistance Agreement, dated as of April 30, 1996 (the "Marketing Assistance Agreement").

     WHEREAS, the Company, the Foundation, the Society and AMC wish to amend the Marketing Assistance Agreement as hereinafter set forth.

     NOW THEREFORE, for and in consideration of the foregoing, and other good and valuable consideration, the Company, the Foundation and AMC agree as follows:

     1.   DEFINITIONS.   The following terms shall have the respective meanings
hereinafter set forth:

     "AMC CHANGE IN CONTROL" shall have the meaning assigned to such term in the Shareholders Agreement.

     "AMC ACQUIRER" shall have the meaning assigned to such term in the Shareholders Agreement.

     "AMC ACQUIRER OPTION" shall have the meaning assigned to such term in the Shareholders Agreement.

     "COMMON SHARES" shall have the meaning assigned to such term in the Shareholders Agreement.

     "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     "FOUNDATION PUT" shall have the meaning assigned to such term in the Shareholders Agreement.

     "SHAREHOLDERS AGREEMENT" shall mean the Shareholders Agreement, dated as of April 30, 1996, by and among the Foundation, the Company and AMC, as amended by First Amendment to Shareholders Agreement, dated as of May 15, 1997 and Second Amendment to Shareholders Agreement, dated as of August 4, 1997.

     "TRANSFER" shall have the meaning assigned to such term in the Shareholders Agreement.

     All other capitalized terms not otherwise defined herein shall have the respective meaning ascribed to such term in the Marketing Assistance Agreement.

     2. NON-APPLICABILITY OF SECTION 1(a) OF MARKETING ASSISTANCE AGREEMENT. The Company, the Foundation, the Society and AMC agree and acknowledge that, at and upon the occurrence


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of an AMC Change in Control, the provisions of Section 1(a) of the Marketing
Assistance Agreement shall not be applicable to the AMC Acquirer and shall not restrict the lawful business activities of the AMC Acquirer in any respect.

     3. TERMINATION OF SECTION 1(a) OF MARKETING ASSISTANCE AGREEMENT. At and upon the closing of the Transfer of Common Shares as contemplated by the AMC Acquirer Option or the Foundation Put, as the case may be, Section 1(a) of the Marketing Assistance Agreement shall terminate and be of no further force or effect.

     4. NON-APPLICABILITY OF SECTION 1(c) OF THE MARKETING ASSISTANCE AGREEMENT TO CERTAIN ACTIVITIES OF THE SOCIETY. The parties agree that nothing contained in the Marketing Assistance Agreement or in this First Amendment thereto shall prohibit the Society from directly performing any Medicare Part A or Part B consolidated billing obligations as the Society may be required by law to perform from time to time.

     5. NOTICE UNDER SECTION 3 OF MARKETING ASSISTANCE AGREEMENT. In accordance with Section 3 of the Marketing Assistance Agreement, the Society hereby notifies AMC, the Foundation and the Company to take the action required by the second sentence of such Section 3 with respect to the use by the Company of the "Good Samaritan" name.

     6. MARKETING ASSISTANCE AGREEMENT OTHERWISE TO REMAIN IN FULL FORCE AND EFFECT. Except and to the extent as hereinabove amended, the terms of the Marketing Assistance Agreement shall remain in full force and effect.















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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Non-Competition and Marketing Assistance Agreement as of the day and year first written above.


                                       AMERICAN MEDSERVE CORPORATION


                                       By:  /s/ Timothy L. Burfield
                                            ------------------------------------
                                            Name:   Timothy L. Burfield
                                            Title:  CHIEF EXECUTIVE OFFICER

                                       THE EVANGELICAL LUTHERAN GOOD
                                       SAMARITAN FOUNDATION


                                       By:  /s/ Charles. L. Balcer
                                            ------------------------------------
                                            Name:   Charles L. Balcer
                                            Title:  CHAIRPERSON

                                       GOOD SAMARITAN SUPPLY SERVICES, INC.


                                       By:  /s/ Curtis L. Hage
                                            Name:   Curtis L. Hage
                                            Title:  CHAIRPERSON

                                       THE EVANGELICAL LUTHERAN GOOD
                                       SAMARITAN SOCIETY


                                       By:  /s/ Charles. L. Balcer
                                            ------------------------------------
                                            Name:   Charles L. Balcer
                                            Title:  PRESIDENT






















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